Exhibit 10.95

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****]

1600 Amphitheatre Parkway Mountain View, California 94043	Tel: 650.253.0000 Fax: 650.618.1806 www.google.com

1/13/2012

VIA FACSIMILE AND FIRST CLASS MAIL

Julie Jacobs

General Counsel

Aol, Inc.

22000 AOL Way

Dulles, Virginia 20166

Re: Listed Company [****] Notification

Dear Julie,

Pursuant to the change-of-control provisions in agreements between AOL and Google (“Change of Control Provisions”), including but not limited to those in the agreements (as amended) identified below, Google makes the following Listed Company [****] Notification: [****] is hereby [****] with [****]

•	The Amended and Restated Interactive Marketing Agreement between AOL, Inc. and Google Inc., Section 6.5(a)(i)
•	The WebSearch Services Agreement between AOL, Inc. and Google, Inc., Section 6.5(a)(i)
•	The [****] Agreement between Google [****], AOL [****], AOL [****], AOL [****] and AOL [****], Section 11.6.1(a)(i)
•	The [****] Agreement between AOL [****], AOL [****] and Google [****], Section 10.6.1(a)(i)
•	The [****] Agreement between AOL [****] and Google [****], Section 6.5.2(a)(i)
•	The [****] Agreement [****] Agreement [****] between AOL [****] and Google [****], Section 13.1(a)(i)
•	The Marketplace Agreement between AOL, Inc. and Google Inc., Section 21(i)(A)

Kind regards,

Karen Aviram, Director, Strategic Partnerships

cc:

Paul Griffith, Senior Director, Corporate Business Development

Francis Lobo, SVP, Search & Distribution